UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2010

NATIONAL COAL CORP.

(Exact name of registrant as specified in its charter)

Florida	0-26509	65-0601272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8915 George Williams Road

Knoxville, Tennessee 37923

(Address of Principal Executive Offices/Zip Code)

(865) 690-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.	Results of Operations and Financial Condition

On November 15, 2010, we issued a press release which included certain information regarding our financial results for the third quarter ended September 30, 2010, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K, and Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

In addition to historic information, this report, including the Exhibit 99.1, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibit, and in our periodic reports filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release issued by National Coal Corp., dated November 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COAL CORP.

Date: November 17, 2010	By:	/s/ LES WAGNER
Les Wagner
Interim Chief Financial Officer

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